UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 9, 2016

CSI Compressco LP
(Exact name of registrant as specified in its charter)

Delaware	1-35195	94-3450907
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3809 S. FM 1788
Midland, Texas 79706
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (432) 563-1170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of general wage and salary reductions at CSI Compressco GP Inc., the general partner (“General Partner”) of CSI Compressco LP (the “Partnership), on May 9, 2016, the executive management of the General Partner voluntarily agreed to a ten percent (10%) reduction in their base salary for the period from May 14, 2016 until September 30, 2016. The following table sets forth the reduced base salaries effective for the current officers of the General Partner (other than Elijio V. Serrano) who were identified as named executive officers in the Partnership’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on March 11, 2016.

Named Executive Officer	Title	Previous Base Salary	New Effective Base Salary	Effective Reduction (%)
Timothy A. Knox	President	$400,000	$360,000	10%
Ronald J. Foster	Senior Vice President and Chief Marketing Officer	$325,000	$292,500	10%
Charles B. Benge	Vice President of Operations	$240,000	$216,000	10%
Anthony D. Speer	Vice President of Manufacturing	$190,000	$171,000	10%

In connection with the temporary salary reduction, each of the executive officers listed above entered into substantially similar amendments to their respective employment agreements (the “Amendments”) to reflect the temporary salary decrease, copies of which are attached hereto as exhibits and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment dated May 9, 2016 to Employment Agreement dated effective as of August 4, 2014 between CSI Compressco GP Inc. and Timothy A. Knox.
10.2	Amendment dated May 9, 2016 to Employment Agreement dated effective as of August 4, 2014 between CSI Compressco GP Inc. and Ronald J. Foster.
10.3	Amendment dated May 9, 2016 to Employment Agreement dated effective as of August 4, 2014 between CSI Compressco GP Inc. and Charles B. Benge.
10.4	Amendment dated May 9, 2016 to Employment Agreement dated effective as of August 4, 2014 between CSI Compressco GP Inc. and Anthony D. Speer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP
By:	CSI Compressco GP Inc., its general partner
By:	/s/Bass C. Wallace, Jr.
Bass C. Wallace, Jr.
General Counsel
Date: May 9, 2016

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment dated May 9, 2016 to Employment Agreement dated effective as of August 4, 2014 between CSI Compressco GP Inc. and Timothy A. Knox.
10.2	Amendment dated May 9, 2016 to Employment Agreement dated effective as of August 4, 2014 between CSI Compressco GP Inc. and Ronald J. Foster.
10.3	Amendment dated May 9, 2016 to Employment Agreement dated effective as of August 4, 2014 between CSI Compressco GP Inc. and Charles B. Benge.
10.4	Amendment dated May 9, 2016 to Employment Agreement dated effective as of August 4, 2014 between CSI Compressco GP Inc. and Anthony D. Speer.

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